Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution

Collection Period                                                         June 2, 2001           to                   July 1, 2001
Determination Date                                                       July 10, 2001
Distribution Date                                                        July 13, 2001

Available Amounts
-----------------

           Scheduled Payments plus Payaheads, net of Excluded Amounts                            5,704,933.77
           Prepayment Amounts                                                                    2,111,143.61
           Recoveries                                                                              389,364.53
           Investment Earnings on Collection Account and Reserve Fund                               11,484.09
           Late Charges                                                                             21,633.55
           Servicer Advances                                                                             0.00

           Total Available Amounts                                                               8,238,559.55
           -----------------------                                                               ------------

Payments on Distribution Date
-----------------------------
           Trustee Fees (only applicable pursuant to an Event of Default)                                0.00

           Unreimbursed Servicer Advances to the Servicer                                                0.00

           Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                          0.00

           Interest due to Class A-1 Notes                                                               0.00

           Interest due to Class A-2 Notes                                                               0.00

           Interest due to Class A-3 Notes                                                         251,005.94

           Interest due to Class A-4 Notes                                                         146,800.09

           Interest due to Class B Notes                                                            17,297.98

           Interest due to Class C Notes                                                            19,846.42

           Interest due to Class D Notes                                                            29,539.11

           Class A-1 Principal Payment Amount                                                            0.00

           Class A-2 Principal Payment Amount                                                            0.00

           Class A-3 Principal Payment Amount                                                    7,061,175.55

           Class A-4 Principal Payment Amount                                                            0.00

           Class B Principal Payment Amount                                                        292,466.69

           Class C Principal Payment Amount                                                        474,769.40

           Class D Principal Payment Amount                                                              0.00

           Additional Principal to Class A-2 Notes                                                       0.00

           Additional Principal to Class A-3 Notes                                                       0.00

           Additional Principal to Class A-4 Notes                                                       0.00

           Additional Principal to Class B Notes                                                         0.00

           Additional Principal to Class C Notes                                                         0.00

           Additional Principal to Class D Notes                                                         0.00

           Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                              0.00
           Deposit to the Reserve Fund                                                             (54,341.63)
           Excess to Certificateholder                                                                   0.00

           Total distributions to Noteholders and Certificateholders                             8,238,559.55
           ---------------------------------------------------------                             ------------

Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules
Trustee Fees, in Event of Default only
--------------------------------------
           Trustee fees due on Distribution Date                                                                0.00


Unreimbursed Servicer Advances
------------------------------
           Unreimbursed Servicer Advances                                                                       0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------
   (i)     Servicing Fee Percentage                                                                             0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                            94,669,919.11
  (iii)    Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                              0.00

   (iv)    Servicing Fee accrued but not paid in prior periods                                                  0.00

           Total Servicing Fee due and accrued ( (iii) + (iv) )                                                 0.00

           Servicing Fee carried forward                                                                        0.00

           Monthly Servicing Fee distributed                                                                    0.00


Class A-1 Interest Schedule
---------------------------
           Opening Class A-1 principal balance                                                                  0.00
           Class A-1 Interest Rate                                                                           4.94795%
           Number of days in Accrual Period                                                                       30
           Current Class A-1 interest due                                                                       0.00
           Class A-1 interest accrued but not paid in prior periods                                             0.00
           Total Class A-1 interest due                                                                         0.00
           Class A-1 interest carried forward                                                                   0.00

           Class A-1 interest distribution                                                                      0.00


Class A-2 Interest Schedule
---------------------------
           Opening Class A-2 principal balance                                                                     -
           Class A-2 Interest Rate                                                                              5.26%
           Current Class A-2 interest due                                                                          -
           Class A-2 interest accrued but not paid in prior periods                                             0.00
           Total Class A-2 interest due                                                                            -
           Class A-2 interest carried forward                                                                   0.00

           Class A-2 interest distribution                                                                         -


Class A-3 Interest Schedule
---------------------------
           Opening Class A-3 principal balance                                                         54,764,933.03
           Class A-3 Interest Rate                                                                              5.50%
           Current Class A-3 interest due                                                                 251,005.94
           Class A-3 interest accrued but not paid in prior periods                                             0.00
           Total Class A-3 interest due                                                                   251,005.94
           Class A-3 interest carried forward                                                                   0.00

           Class A-3 interest distribution                                                                251,005.94


Class A-4 Interest Schedule
---------------------------
           Opening Class A-4 principal balance                                                         31,345,216.00
           Class A-4 Interest Rate                                                                              5.62%
           Current Class A-4 interest due                                                                 146,800.09
           Class A-4 interest accrued but not paid in prior periods                                             0.00
           Total Class A-4 interest due                                                                   146,800.09
           Class A-4 interest carried forward                                                                   0.00

           Class A-4 interest distribution                                                                146,800.09


Class B Interest Schedule
-------------------------
           Opening Class B principal balance                                                            3,566,594.53
           Class B Interest Rate                                                                                5.82%

           Current Class B interest due                                                                  17,297.98
           Class B interest accrued but not paid in prior periods                                             0.00
           Total Class B interest due                                                                    17,297.98
           Class B interest carried forward                                                                   0.00

           Class B interest distribution                                                                 17,297.98


Class C Interest Schedule
-------------------------
           Opening Class C principal balance                                                          3,686,641.98
           Class C Interest Rate                                                                              6.46%
           Current Class C interest due                                                                  19,846.42
           Class C interest accrued but not paid in prior periods                                             0.00
           Total Class C interest due                                                                    19,846.42
           Class C interest carried forward                                                                   0.00

           Class C interest distribution                                                                 19,846.42


Class D Interest Schedule
-------------------------
           Opening Class D principal balance                                                          3,865,532.00
           Class D  Interest Rate                                                                             9.17%
           Current Class D interest due                                                                  29,539.11
           Class D interest accrued but not paid in prior periods                                             0.00
           Total Class D interest due                                                                    29,539.11
           Class D interest carried forward                                                                   0.00

           Class D interest distribution                                                                 29,539.11


Class A-1 Principal Schedule
----------------------------
           Class A-1 Maturity Date                                                                    May 15, 2000
    (i)    Opening Class A-1 principal balance                                                                0.00
   (ii)    Aggregate outstanding principal of Notes plus Overcollateralization Balance               97,228,917.54
  (iii)    ADCB as of last day of the Collection Period                                              86,906,828.16
   (iv)    Monthly Principal Amount ( (ii) - (iii) )                                                 10,322,089.38
           Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                     0.00
           Class A-1 Principal Payment Amount distribution                                                    0.00

           Class A-1 Principal Balance after current distribution                                             0.00


Class A Principal Payment Amount
--------------------------------
    (i)    Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                     86,110,149.03
   (ii)    Class A Target Investor Principal Amount (90.9583% * ending ADCB)                         79,048,973.48
           Class A Principal Payment Amount                                                           7,061,175.55
           Funds available for distribution                                                           7,061,175.55


Class A-2 Principal Schedule
----------------------------
           Opening Class A-2 principal balance                                                                   -
           Class A-2 Principal Payment Amount distribution                                                    0.00

           Class A-2 principal balance after current distribution                                                -


Class A-3 Principal Schedule
----------------------------
           Opening Class A-3 principal balance                                                       54,764,933.03
           Class A-3 Principal Payment Amount distribution                                            7,061,175.55

           Class A-3 principal balance after current distribution                                    47,703,757.48

Class A-4 Principal Schedule
-----------------------------
           Opening Class A-4 principal balance                                                        31,345,216.00
           Class A-4 Principal Payment Amount distribution                                                     0.00

           Class A-4 principal balance after current distribution                                     31,345,216.00


Class B Principal Schedule
--------------------------
           Opening Class B principal balance                                                           3,566,594.53
           Class B Target Investor Principal Amount (3.7674% * ending ADCB)                            3,274,127.84
           Class B Floor                                                                               2,185,735.63
           Class B Principal Payment Amount due                                                          292,466.69
           Class B Principal Payment Amount distribution                                                 292,466.69

           Class B principal balance after current distribution                                        3,274,127.84


Class C Principal Schedule
--------------------------
           Opening Class C principal balance                                                           3,686,641.98
           Class C Target Investor Principal Amount (3.0139% * ending ADCB)                            2,619,284.89
           Class C Floor                                                                               2,895,917.67
           Class C Principal Payment Amount due                                                          790,724.31
           Class C Principal Payment Amount distribution                                                 474,769.40

           Class C principal balance after current distribution                                        3,211,872.58


Class D Principal Schedule
--------------------------
           Opening Class D principal balance                                                           3,865,532.00
           Class D Target Investor Principal Amount (1.5070% * ending ADCB)                            1,309,685.90
           Class D Floor                                                                               4,364,819.60
           Class D Principal Payment Amount due                                                                0.00
           Class D Principal Payment Amount distribution                                                       0.00

           Class D principal balance after current distribution                                        3,865,532.00


Additional Principal Schedule
-----------------------------
           Floors applicable (Yes/No)                                                                           Yes
           Monthly Principal Amount                                                                   10,322,089.38
           Sum of Principal Payments payable on all classes                                            8,144,366.54
           Additional Principal  payable                                                               2,177,722.84
           Additional Principal available, if payable                                                          0.00

           Class A-2 Additional Principal allocation                                                           0.00
           Class A-2 principal balance after current distribution                                                 -

           Class A-3 Additional Principal allocation                                                           0.00
           Class A-3 principal balance after current distribution                                     47,703,757.48

           Class A-4 Additional Principal allocation                                                           0.00
           Class A-4 principal balance after current distribution                                     31,345,216.00

           Class B Additional Principal allocation                                                             0.00
           Class B principal balance after current distribution                                        3,274,127.84

           Class C Additional Principal allocation                                                             0.00
           Class C principal balance after current distribution                                        3,211,872.58

           Class D Additional Principal allocation                                                             0.00
           Class D principal balance after current distribution                                        3,865,532.00

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

    (i)    Servicing Fee Percentage                                                                                            0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                                           94,669,919.11
  (iii)    Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                                     31,556.64
   (iv)    Servicing Fee accrued but not paid in prior periods                                                         1,486,441.59
           Total Servicing Fee due and accrued ( (iii) + (iv) )                                                        1,517,998.23
           Servicing Fee carried forward                                                                               1,517,998.23

           Monthly Servicing Fee distributed                                                                                   0.00


Reserve Fund Schedule
---------------------

           ADCB as of the end of the Collection Period                                                                86,906,828.16
           Required Reserve Amount (ending ADCB * 0.70%)                                                                 608,347.80
           Prior month Reserve Fund balance                                                                              662,689.43
           Deposit to Reserve Fund - excess funds                                                                              0.00
           Interim Reserve Fund Balance                                                                                  662,689.43
           Current period draw on Reserve Fund for Reserve Interest Payments                                                   0.00
           Current period draw on Reserve Fund for Reserve Principal Payments                                             54,341.63
           Excess to Certificateholder                                                                                         0.00
           Ending Reserve Fund balance                                                                                   608,347.80

           Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                                 0.70%

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

           Class A-1
           ---------
           Class A-1 principal balance                                      0.00
           Initial Class A-1 principal balance                    130,040,761.00

           Note factor                                               0.000000000


           Class A-2
           ---------
           Class A-2 principal balance                                      0.00
           Initial Class A-2 principal balance                     66,680,434.00

           Note factor                                               0.000000000


           Class A-3
           ---------
           Class A-3 principal balance                             47,703,757.48
           Initial Class A-3 principal balance                    135,293,633.00

           Note factor                                               0.352594253


           Class A-4
           ---------
           Class A-4 principal balance                             31,345,216.00
           Initial Class A-4 principal balance                     31,345,216.00

           Note factor                                               1.000000000


           Class B
           -------
           Class B principal balance                                3,274,127.84
           Initial Class B principal balance                        9,663,831.00

           Note factor                                               0.338802266


           Class C
           -------
           Class C principal balance                                3,211,872.58
           Initial Class C principal balance                        7,731,065.00

           Note factor                                               0.415450211


           Class D
           -------
           Class D principal balance                                3,865,532.00
           Initial Class D principal balance                        3,865,532.00

           Note factor                                               1.000000000

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

  (i)     Outstanding Principal Amount of the Notes as of the preceding Distribution Date                             97,228,917.54
  (ii)    Overcollateralization Balance as of the preceding Distribution Date                                                  0.00
  (iii)   Monthly Principal Amount                                                                                    10,322,089.38
  (iv)    Available Amounts remaining after the payment of interest                                                    7,774,070.00
  (v)     ADCB as of the end of the Collection Period                                                                 86,906,828.16
          Cumulative Loss Amount                                                                                       2,548,019.38


Class B Floor Calculation
-------------------------

          Class B Floor percentage                                                                                             1.86%
          Initial ADCB                                                                                               386,553,237.98
          Cumulative Loss Amount for current period                                                                    2,548,019.38
          Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and Overcollateralization Balance        7,552,173.98
          Class B Floor                                                                                                2,185,735.63


Class C Floor Calculation
-------------------------

          Class C Floor percentage                                                                                             1.09%
          Initial ADCB                                                                                               386,553,237.98
          Cumulative Loss Amount for current period                                                                    2,548,019.38
          Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                       3,865,532.00
          Class C Floor                                                                                                2,895,917.67


Class D Floor Calculation
-------------------------

          Class D Floor percentage                                                                                             0.47%
          Initial ADCB                                                                                               386,553,237.98
          Cumulative Loss Amount for current period                                                                    2,548,019.38
          Overcollateralization Balance                                                                                        0.00
          Class D Floor                                                                                                4,364,819.60


Heller Financial, Inc. is the Servicer (Yes/No)                                                                                 Yes

An Event of Default has occurred  (Yes/No)                                                                                       No



10% Substitution Limit Calculation
----------------------------------

          ADCB as of the Cut-off Date:                                                                               386,553,237.98

          Cumulative DCB of Substitute Contracts replacing materially modified contracts                               5,700,693.36
          Percentage of Substitute Contracts replacing materially modified contracts                                           1.47%

          Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                   No


5% Skipped Payment Limit Calculation
------------------------------------

          The percent of contracts with Skipped Payment modifications                                                          0.09%
          The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                       No
          Any Skipped Payments have been deferred later than January 1, 2006                                                     No

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------

ADCB as of the first day of the Collection Period                                                                     94,669,919.11
ADCB as of the last day of the Collection Period                                                                      86,906,828.16

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                            416,380.46
Number of Contracts that became Defaulted Contracts during the period                                                             7
Defaulted Contracts as a percentage of ADCB (annualized)                                                                       5.75%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                             1,981,621.31
Number of Prepaid Contracts as of the last day of the Collection Period                                                          21

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                           0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                        0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                    0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                          0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                         389,364.53

Cumulative Servicer Advances paid by the Servicer                                                                     20,357,508.02
Cumulative reimbursed Servicer Advances                                                                               20,357,508.02


Delinquencies and Losses                                              Dollars                          Percent
------------------------                                              -------                          -------

           Current                                                 81,469,543.13                           93.74%
           31-60 days past due                                      3,142,695.42                            3.62%
           61-90 days past due                                      1,338,555.48                            1.54%
           Over 90 days past due                                      956,034.13                            1.10%
                                                               -----------------                   -------------
           Total                                                   86,906,828.16                          100.00%

           31+ days past due                                        5,437,285.03                            6.26%


   (i)     Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                                   10,509,116.58
   (ii)    Cumulative Recoveries realized on Defaulted Contracts                                                       3,620,139.66
           Cumulative net losses to date ((i) - (ii))                                                                  6,888,976.92
           Cumulative net losses as a percentage of the initial ADCB                                                           1.78%